Cash and Cash Equivalents:	9 Months Ended
Sep. 30, 2017
Cash and Cash Equivalents: [Abstract]
Cash and Cash Equivalents:

Note 4.      Cash and Cash Equivalents:

	September 30,	December 31,
	2017	2016
Bank deposits	$24,859,488	$1,122,542
Cash held in trust	44,000,000	-
Money market funds	17,666,057	34,624,507
Total	$86,525,545	$35,747,049

Payments made by Venezuela associated with the Settlement Agreement are initially deposited into a trust account for the benefit of the Company at Banco de Desarrollo Económico y Social de Venezuela ("Bandes Bank") (the "Trust Account"), a Venezuelan state-owned development bank. Under the trust agreement, the Company has the right to direct transfer of the funds to its U.S. and/or Canadian bank accounts at which time the funds will be available for general corporate purposes. Deposits held in the Trust Account as of the balance sheet date are recorded as cash and cash equivalents. Deposits made to the Trust Account subsequent to the balance sheet date but prior to the date of issuance of the consolidated financial statements are recorded as a receivable from sale of Mining Data and total $59 million as of September 30, 2017.

On June 13, 2017, Venezuela deposited the Initial Payment of $40 million into the Trust Account and subsequently made additional monthly installment deposits of $29.5 million each from July through November, 2017 for a total of $187.5 million, which have been applied 100% against the amount due for the Mining Data in accordance with the terms of the Settlement Agreement.

In August 2017, the U.S. government restricted the Venezuelan government's access to the U.S. financial markets by filing an executive order barring, among other things, dealings in new bonds and stocks issued by the Venezuelan government and the state oil company. Subsequently the U.S. administration also issued sanctions blacklisting various Venezuelan officials from traveling to the US, freezing any assets they may have in the U.S., and prohibiting Americans from doing business with them. Subsequent to the U.S. actions, Canada imposed its own sanctions.

The Company is reliant upon intermediary banks to facilitate the transfer of funds from the Trust Account to its U.S and Canadian accounts. The sanctions have led these banks to either decline to facilitate such transfers or put significant limitations on their participation which has delayed our ability to transfer the funds in accordance with our plans. We are currently using our best efforts to make alternative arrangements for the transfer of the funds held in trust at Bandes Bank however we can give no assurances that we will be successful. As of November 22, 2017, the Company has transferred a total of approximately $99 million into our U.S. and Canadian accounts and $88.5 million remains in the Trust Account.